Exhibit 10.15.8 EIGHTH AMENDMENT AGREEMENT This EIGHTH AMENDMENT TO THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of October 27, 2022 (this “Amendment”) by and between HAMILTON RE, LTD., a Bermuda insurance and reinsurance company (the “Borrower”) and UBS AG, STAMFORD BRANCH (the “Issuing Lender”) amends the THIRD AMENDED AND RESTATED REIMBURSEMENT AGREEMENT dated as of August 30, 2017 as amended on October 27, 2017, October 30, 2018, May 7, 2019, October 16, 2019, October 30, 2019, October 29, 2020 and October 28, 2021 (the “Reimbursement Agreement”), as in effect on the date hereof. WITNESSETH: WHEREAS, pursuant to the Reimbursement Agreement, the Issuing Lender agreed to issue Letters of Credit for the account of the Borrower and for the benefit of the Account Beneficiaries from time to time designated by the Borrower on the terms and conditions set forth therein; WHEREAS, pursuant to the Reimbursement Agreement, the Borrower agreed to reimburse the Issuing Lender for any advances in respect of such Letters of Credit; and WHEREAS, the Borrower and Issuing Lender wish to amend certain provisions of the Reimbursement Agreement; NOW, THEREFORE, in consideration off the foregoing and the mutual covenants contained herein, the parties hereto agree as follows: § 1 Definitions. Capitalized terms which are used herein without definition and which are defined in the Reimbursement Agreement shall have the same meanings herein as in the Reimbursement Agreement. § 2 Amendments. (a) The definition of “Availability Period End Date” in Section 1.01 (Defined Terms) is hereby amended by deleting such definition in its entirety and inserting in its place the following: “Availability Period End Date” means October 27, 2023 or if such date is not a Business Day, the next succeeding Business Day. (b) Paragraph (iii) of the definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) is hereby deleted in its entirety and replaced with the following:

(iii) the Collateral Fund’s (A) sum of (x) STV Strategy Allocation plus (y) ESTV Strategy Allocation is less than 52% or greater than 62% and/or (B) FTV Strategy Allocation is less than 38% or greater than 48% as of any date of measurement by the Administrator and is not cured by the scheduled date of delivery of the Administrator’s report under Section 5.01(a)(v); (c) Paragraph (v) of the definition of “Early Prepayment Event” in Section 1.01 (Defined Terms) is hereby deleted in its entirety and replaced with the following: (v) as of any Business Day, (x) the Spectrum Fund Family Feeder Funds in the aggregate fail to maintain a Net Asset Value in an amount equal to or greater than $2.0 billion; or (y) FTV fails to maintain a Net Asset Value in an amount equal to or greater than $3.0 billion. (d) A new Section 2.01(g)(vi) shall be added as follows: “(vi) Early Opt-in Election. The Calculation Agent and the Borrower hereby make an Early Opt-in Election, in connection with which: (1) any obligation of the Calculation Agent to notify the Borrower and the Issuing Lender of such Early Opt-in Election, its related Benchmark Replacement Date and the implementation of the Benchmark Replacement shall be deemed satisfied; (2) the Issuing Lender confirms that it does not object to such Early Opt-in Election; (3) notwithstanding anything to the contrary in this Section 2.01(g), the Benchmark Replacement Date will be the Effective Date (as defined in the Eighth Amendment to Third Amended and Restated Reimbursement Agreement dated October 27, 2022); (4) the Benchmark Replacement will be as per clause (1) of the definition thereof; and (5) the Calculation Agent will separately notify the Borrower and the Issuing Lender of any Benchmark Conforming Changes (which shall be determined by the Calculation Agent in good faith and a commercially reasonable manner) on or promptly following the date of any LOC Disbursement. § 3 Conditions to Effectiveness of this Amendment. The effectiveness of this Amendment is conditioned upon satisfaction of the following requirements: (a) Executed Documents - The Borrower shall have delivered to the Issuing Lender a copy of this Amendment duly signed on behalf of each party hereto. (b) Officer’s Certificate - The Issuing Lender shall have received a certificate dated as of the date of this Amendment and signed by a Responsible Officer of the Borrower, (i) (a) attaching true, correct and complete copies of thee resolutions of the board of directors of the Borrower approving the terms of and the transactions contemplated by this Amendment and the resolutions of the board of directors of Hamilton Insurance Group, Ltd. Approving the terms of this Amendment (collectively, the “Authorizing Resolutions”), (b) confirming that such Authorizing Resolutions have not been amended, modified, superseded, revoked or rescinded in any respect and are in full force and effect as of the date hereof and (c) confirming that the execution, delivery and performance of this Amendment are fully authorized and approved pursuant to the terms of the Authorizing Resolutions; (ii) attaching certified copies of such documents and certificates relating to the good standing of the Borrower as the Issuing Lender may reasonably request; (iii) attaching an incumbency certificate with the true titles, names and genuine signatures of each of the persons authorized by the Authorizing Resolutions to execute this Amendment on behalf of the Borrower; and (iv) confirming that (a) at the time of and immediately after giving effect to this Amendment the representations and warranties of the Issuer made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof, (b) there have been no material changes to the documents attached to the officer’s certificate of the secretary of the Borrower dated January 2, 2014 (other than the Second Amendment and Restatement to the Bye-Laws of the Borrower dated November 4, 2014), and (c) at the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 4 Agreement Otherwise Unchanged. Except as herein provided, the Transaction Documents shall remain unchanged and in full force and effect, and each reference to the Reimbursement Agreement (and words of similar import) in the Transaction Documents, shall be a reference to the Reimbursement Agreement as amended hereby, and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. § 5 Effective Date. This Amendment shall become effective as of October 27, 2022 (the “Effective Date”), subject to satisfaction of the conditions set forth in §3 (Conditions to Effectiveness of this Amendment) of this Amendment. § 6 Representations and Warranties. At the time of and immediately after giving effect to this Amendment, all of the representations and warranties of the Borrower made pursuant to Article III (Representations and Warranties) of the Reimbursement Agreement are, in each case, true and correct in all material respects unless any such representations or warranties are specifically made as of any earlier date, in which case they shall only be made as of such earlier date; provided, that, in each case, such materiality qualifier shall not be applicable to any representations or warranties that are already qualified or modified by materiality in the text thereof. § 7 No Default, Event of Default or Early Prepayment Event. At the time of and immediately after giving effect to this Amendment, no event that constitutes an Early Prepayment Event, a Default or an Event of Default has occurred and is continuing or will result from the execution of this Amendment. § 8 Governing Law, Submission to Jurisdiction, Consent to Service of Process and Waivers. The provisions contained in the Reimbursement Agreement, insofar as they relate to governing law, the submission to the courts specified therein, the consent to service of process and waivers shall apply to this Amendment mutatis mutandis as if they were incorporated herein. § 9 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic mail with PDF attachment shall be effective ass delivery of a manually executed counterpart of this Amendment. [Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. HAMILTON RE, LTD., as Borrower By: /s/Chad Cundliffe Name: Chad Cundliffe Title: Chief Financial Officer [Signature Page of Eighth Amendment to Third Amended and Restated Reimbursement Agreement]

UBS AG, STAMFORD BRANCH, as Issuing Lender By: /s/ Dionne Robinson Name: Dionne Robinson Title: Associate Director By: /s/ Danielle Calo Name: Danielle Calo Title: Associate Director [Signature Page of Eighth Amendment to Third Amended and Restated Reimbursement Agreement]